                            U N I T E D  S T A T E S

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report
              (Date of earliest event reported)     April 23, 2001


                     PACIFIC CENTURY FINANCIAL CORPORATION
     -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     1-6887                99-0148992
       --------------------         ---------------       -----------------
    (State of Incorporation)          (Commission           (IRS Employer
                                      File Number)          Identification No.)



            130 Merchant Street, Honolulu, Hawaii               96813
            -------------------------------------------         ------------
            (Address of principal executive offices)            (Zip Code)

            (Registrant's telephone number,
                     including area code)                  (808) 537-8430

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Item 5.           Other Events

                           (a)  Exhibit 99.1

                                    Press Release: First Quarter 2001 Earnings

                           (b)  Exhibit 99.2

                                    Press Release: New Strategy


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 23, 2001                              PACIFIC CENTURY FINANCIAL
      --------------                              CORPORATION

                                                   /s/  Richard J. Dahl
                                                  -----------------------------
                                                           (Signature)

                                                  Richard J. Dahl
                                                  President